Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 18, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	STURM RUGER & CO INC
Entity Central Index Key	0000095029
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Entity Common Stock, Shares Outstanding		18,703,900
Entity Public Float			$ 270,565,000
Document Type	10-K
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Amendment Flag	false

Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents	$ 5,132	$ 5,008
Short-term investments	52,493	50,741
Trade receivables, net	31,565	25,049
Gross inventories	48,820	51,048
Less LIFO reserve	(37,448)	(38,663)
Less excess and obsolescence reserve	(1,545)	(2,727)
Net inventories	9,827	9,658
Deferred income taxes	4,780	5,893
Prepaid expenses and other current assets	1,427	2,062
Total Current Assets	105,224	98,411
Property, Plant, and Equipment	150,379	134,057
Less allowances for depreciation	(107,458)	(101,324)
Net property, plant and equipment	42,921	32,733
Deferred income taxes	5,443	6,190
Other assets	4,173	4,345
Total Assets	157,761	141,679
Current Liabilities
Trade accounts payable and accrued expenses	16,492	12,011
Product liability	449	1,147
Employee compensation and benefits	10,923	12,890
Workers' compensation	4,893	5,443
Income taxes payable	582	1,543
Total Current Liabilities	33,339	33,034
Accrued pension liability	9,369	12,194
Product liability	573	935
Contingent liabilities (Note 17)
Stockholders' Equity
Additional paid-in capital	9,885	8,031
Retained earnings	137,125	115,187
Less: Treasury stock - at cost 2010 - 4,166,034 shares, 2009 - 3,753,821 shares	(35,885)	(30,167)
Accumulated other comprehensive Loss	(19,648)	(20,362)
Total Stockholders' Equity	114,480	95,516
Total Liabilities and Stockholders' Equity	157,761	141,679
Nonvoting Common Stock
Stockholders' Equity
Common stock, value
Common Class A
Stockholders' Equity
Common stock, value	$ 23,003	$ 22,827

Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Treasury stock, Shares	4,166,034	3,753,821
Nonvoting Common Stock
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, Shares authorized	50,000	50,000
Common stock, Shares issued
Common Class A
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, Shares authorized	40,000,000	40,000,000
Common stock, Shares issued	23,003,285	22,826,601
Common stock, Shares outstanding	18,837,251	19,072,780

Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net firearms sales	$ 251,680	$ 266,566	$ 174,416
Net castings sales	3,526	4,419	7,067
Total net sales	255,206	270,985	181,483
Cost of products sold	171,224	183,380	138,730
Gross profit	83,982	87,605	42,753
Operating Expenses:
Selling	23,517	21,822	17,189
General and administrative	16,652	20,387	12,867
Other operating expenses (income), net	420	1,492	(840)
Total operating expenses	40,589	43,701	29,216
Operating income	43,393	43,904	13,537
Other income:
Royalty income	429	490	141
Interest income	48	118	405
Interest expense	(143)	(158)	(63)
Other income (expense), net	422	6	(42)
Total other income, net	756	456	441
Income before income taxes	44,149	44,360	13,978
Income taxes	15,894	16,857	5,312
Net income	$ 28,255	$ 27,503	$ 8,666
Basic Earnings Per Share (in dollars per share)	$ 1.48	$ 1.44	$ 0.43
Fully Diluted Earnings Per Share (in dollars per share)	$ 1.46	$ 1.42	$ 0.43
Cash Dividends Per Share (in dollars per share)	$ 0.33	$ 0.31

Statements of Stockholders' Equity (USD $) In Thousands	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Loss	Total
Balance at at Dec. 31, 2007	$ 22,788	$ 1,836	$ 84,834	$ (20,000)	$ (13,389)	$ 76,069
Net income			8,666			8,666
Pension liability, net of deferred taxes of 2008 - $5,882, 2009 - $1,608 and 2010 - $406					(9,596)	(9,596)
Comprehensive Income (Loss)						(930)
Stock-based compensation	11	606				617
Repurchase of common stock shares for 2008 - 1,535,400, 2009 - 2,401 and 2010 - 412,213				(10,153)		(10,153)
Balance at at Dec. 31, 2008	22,799	2,442	93,500	(30,153)	(22,985)	65,603
Net income			27,503			27,503
Pension liability, net of deferred taxes of 2008 - $5,882, 2009 - $1,608 and 2010 - $406					2,623	2,623
Comprehensive Income (Loss)						30,126
Dividends paid			(5,816)			(5,816)
Stock-based compensation		4,205				4,205
Tax benefit realized from exercise of stock options and vesting of RSU's		1,412				1,412
Common stock issued - compensation plans	28	(28)
Repurchase of common stock shares for 2008 - 1,535,400, 2009 - 2,401 and 2010 - 412,213				(14)		(14)
Balance at at Dec. 31, 2009	22,827	8,031	115,187	(30,167)	(20,362)	95,516
Net income			28,255			28,255
Pension liability, net of deferred taxes of 2008 - $5,882, 2009 - $1,608 and 2010 - $406					714	714
Comprehensive Income (Loss)						28,969
Dividends paid			(6,317)			(6,317)
Stock-based compensation		2,589				2,589
Exercise of stock options and vesting of RSU's		(1,367)				(1,367)
Tax benefit realized from exercise of stock options and vesting of RSU's		808				808
Common stock issued - compensation plans	176	(176)
Repurchase of common stock shares for 2008 - 1,535,400, 2009 - 2,401 and 2010 - 412,213				(5,718)		(5,718)
Balance at at Dec. 31, 2010	$ 23,003	$ 9,885	$ 137,125	$ (35,885)	$ (19,648)	$ 114,480

Statements of Stockholders' Equity (Parentheticals) (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Statement of Stockholders' Equity [Abstract]
Pension liability, net of deferred taxes (in dollars)	$ 460	$ 1,608	$ 5,882
Repurchase of shares of common stock (in shares)	412,213	2,401	1,535,400

Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities
Net income	$ 28,255	$ 27,503	$ 8,666
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	9,207	7,300	5,365
Stock-based compensation	2,589	4,205	467
Slow moving inventory valuation adjustment	(1,057)	239	495
Loss (gain) on sale of assets	22	(45)	(95)
Deferred income taxes	493	2,060	(4,639)
Changes in operating assets and liabilities:
Trade receivables	(6,516)	760	(10,173)
Inventories	888	2,042	863
Trade accounts payable and other liabilities	3,932	2,150	1,533
Employee compensation and benefits	(1,967)	4,896	3,134
Product liability	(1,060)	339	(189)
Prepaid expenses, other assets and other liabilities	(1,333)	(2,132)	1,995
Income taxes payable	(962)	(2,628)	3,760
Cash provided by operating activities	32,491	46,689	11,182
Investing Activities
Property, plant, and equipment additions	(19,409)	(13,819)	(9,488)
Purchases of short-term investments	(164,966)	(77,281)	(45,363)
Proceeds from sales or maturities of short-term investments	163,214	45,098	57,309
Net proceeds from sale of assets	21	51	95
Cash (used for) provided by investing activities	(21,140)	(45,951)	2,553
Financing Activities
Dividends paid	(6,317)	(5,816)
Tax benefit from exercise of stock options	808	1,412
Repurchase of common stock	(5,718)	(14)	(10,153)
(Repayment of) increase in line of credit		(1,000)	1,000
Cash used for financing activities	(11,227)	(5,418)	(9,153)
Increase (decrease) in cash and cash equivalents	124	(4,680)	4,582
Cash and cash equivalents at beginning of year	5,008	9,688	5,106
Cash and cash equivalents at end of year	$ 5,132	$ 5,008	$ 9,688

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Basis of Presentation Organization Significant Accounting Policies and Recent Accounting Pronouncements [Abstract]
Summary of Significant Accounting Policies
1.          Summary of Significant Accounting Policies

Organization

Sturm, Ruger & Company, Inc. (the “Company”) is principally engaged in the design, manufacture, and sale of firearms to domestic customers. Approximately 99% of the Company’s total sales for the year ended December 31, 2010 were from the firearms segment. Export sales represent less than 6% of firearms sales. The Company’s design and manufacturing operations are located in the United States and most product content is domestic. The Company’s firearms are sold through a select number of independent wholesale distributors principally to the commercial sporting market.

The Company also manufactures and sells investment castings made from steel alloys for both outside customers and internal use in the firearms segment. Investment castings sold to outside customers, either directly to or through manufacturers’ representatives, were approximately 1% of the Company’s total sales for the year ended December 31, 2010.

Preparation of Financial Statements

The Company follows United States generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The significant accounting policies described below, together with the notes that follow, are an integral part of the Financial Statements.

Revenue Recognition

Substantially all product sales are sold FOB (free on board) shipping point. Revenue is recognized when product is shipped and the customer takes ownership and assumes the risk of loss. Accruals are made for sales discounts and incentives based on the Company’s experience. The Company accounts for cash sales discounts as a reduction in sales and sales incentives as a charge to selling expense. Amounts billed to customers for shipping and handling fees are included in net sales and costs incurred by the Company for the delivery of goods are classified as selling expenses in the Statement of Income. Taxes on revenue producing transactions are excluded from net sales.

Cash and Cash Equivalents

The Company considers interest-bearing deposits with financial institutions with remaining maturities of three months or less at the time of acquisition to be cash equivalents.

Short-term Investments

Short-term investments consist principally of United States Treasury instruments, all maturing within one year, and are recorded at cost plus accrued interest, which approximates fair value. The income from short-term investments is included in other income, net. The Company intends to hold these investments until maturity.

Accounts Receivable

The Company establishes an allowance for doubtful accounts based on the credit worthiness of its customers and historical experience. While the Company uses the best information available to make its evaluation, future adjustments to the allowance for doubtful accounts may be necessary if there are significant changes in economic and industry conditions or any other factors considered in the Company’s evaluation. Bad debt expense has been immaterial during each of the last three years.

Inventories

The majority of the Company’s inventories are valued at the lower of cost, principally determined by the last-in, first-out (LIFO) method, or market. Elements of cost in inventories include raw materials, direct labor and manufacturing overhead.

Property, Plant, and Equipment

Property, plant, and equipment are carried at cost. Depreciation is computed over useful lives using the straight-line and declining balance methods predominately over 15 years for buildings, 10 years for machinery and equipment and 3 years for tools and dies. When assets are retired, sold or otherwise disposed of, their gross carrying values and related accumulated depreciation are removed from the accounts and a gain or loss on such disposals is recognized when appropriate.

Maintenance and repairs are charged to operations; replacements and improvements are capitalized.

Long-lived Assets

The Company evaluates the carrying value of long-lived assets to be held and used when events or changes in circumstances indicate the carrying value may not be recoverable. In performing this review, the carrying value of the assets is compared to the projected undiscounted cash flows to be generated from the assets. If the sum of the undiscounted expected future cash flows is less than the carrying value of the assets, the assets are considered to be impaired. Impairment losses are measured as the amount by which the carrying value of the assets exceeds their fair value. The Company bases fair value of the assets on quoted market prices if available or, if not available, quoted market prices of similar assets. Where quoted market prices are not available, the Company estimates fair value using the estimated future cash flows generated by the assets discounted at a rate commensurate with the risks associated with the recovery of the assets.

Income Taxes

Income taxes are accounted for using the asset and liability method. Under this method, deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to temporary differences between the financial statement carrying amounts and the tax basis of the Company’s assets and liabilities.

Product Liability

The Company provides for product liability claims including estimated legal costs to be incurred defending such claims. The provision for product liability claims is charged to cost of products sold.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expenses for the years ended December 31, 2010, 2009, and 2008, were  $2.3 million,  $2.7 million, and  $2.3 million, respectively.

Shipping Costs

Costs incurred related to the shipment of products are included in selling expense. Such costs totaled  $3.0 million,  $2.7 million, and  $2.6 million in 2010, 2009, and 2008, respectively.

Research and Development

In 2010, 2009, and 2008, the Company spent approximately  $3.2 million,  $2.0 million, and  $1.5 million, respectively, on research activities relating to the development of new products and the improvement of existing products. Research and development costs are expensed as incurred.

Earnings per Share

Basic earnings per share is based upon the weighted-average number of shares of common stock outstanding during the year. Diluted earnings per share reflect the impact of options, restricted stock units, and deferred stock outstanding using the treasury stock method.

Reclassifications

Certain prior year balances have been reclassified to conform to current year presentation.

Trade Receivables, Net	12 Months Ended
Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade Receivables, Net
2.          Trade Receivables, Net

Trade receivables consist of the following:

December 31,	2010	2009

Trade receivables	$32,469	$25,750
Allowance for doubtful accounts	(277)	(209)
Allowance for discounts	(627)	(492)
	$31,565	$25,049

In 2010, the largest individual trade receivable balances accounted for 15%, 15%, 12%, 12%, 11% and 10% of total trade receivables, respectively.

In 2009, the largest individual trade receivable balances accounted for 16%, 14%, 13%, and 13% of total trade receivables, respectively.

Inventories	12 Months Ended
Dec. 31, 2010
Inventory Disclosure [Abstract]
Inventories
3.          Inventories

Inventories consist of the following:

December 31,	2010	2009

Finished products	$5,833	$4,623
Materials and products in process	41,442	43,698
	47,275	48,321
Adjustment of inventories to a LIFO basis	(37,448)	(38,663)
	$9,827	$9,658

During 2010 and 2009, inventory quantities were reduced. These reductions resulted in liquidations of LIFO inventory quantities carried at lower costs prevailing in prior years as compared with the current cost of purchases, the effect of which decreased costs of products sold by approximately  $2.3 million and  $5.1 million in 2010 and 2009, respectively.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
4.          Property, Plant and Equipment

Property, plant and equipment consist of the following:

December 31,	2010	2009

Land and improvements	$1,266	$1,194
Buildings and improvements	26,609	24,535
Machinery and equipment	97,514	87,052
Dies and tools	24,990	21,276
	$150,379	$134,057

Other Assets	12 Months Ended
Dec. 31, 2010
Finite-Lived Intangible Assets, Net [Abstract]
Other Assets
5.          Other Assets

Other assets consist of the following:

December 31,	2010	2009

Patents, at cost	$4,689	$4,504
Less: accumulated amortization	(2,342)	(2,112)
Other	1,826	1,953
	$4,173	$4,345

The capitalized cost of patents is amortized using the straight-line method over their useful lives. The cost of patent amortization was  $0.2 million,  $0.3 million and  $0.2 million in 2010, 2009 and 2008, respectively. The estimated annual patent amortization cost for each of the next five years is  $0.2 million. Costs incurred to maintain existing patents are charged to expense in the year incurred.

Trade Accounts Payable And Accrued Expenses	12 Months Ended
Dec. 31, 2010
Accounts Payable and Accrued Liabilities Disclosure [Abstract]
Trade Accounts Payable and Accrued Expenses
6.          Trade Accounts Payable and Accrued Expenses

Trade accounts payable and accrued expenses consist of the following:

December 31,	2010	2009

Trade accounts payable	$6,597	$6,812
Accrued expenses	9,895	5,199
	$16,492	$12,011

Line Of Credit	12 Months Ended
Dec. 31, 2010
Line of Credit Facility [Abstract]
Line of Credit
7.          Line of Credit

In December 2007, the Company established an unsecured  $25 million revolving line of credit with a bank. This facility is renewable annually and now terminates on December 12, 2011. The credit facility remained unused at both December 31, 2010 and 2009 and throughout 2010. Borrowings under this facility would bear interest at LIBOR (0.78% at December 31, 2010) plus 200 basis points and the Company is charged three-eighths of a percent (.375%) per year on the unused portion. At December 31, 2010 and 2009, the Company was in compliance with the terms and covenants of the credit facility.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefits and Share-based Compensation [Abstract]
Employee Benefit Plans
8.          Employee Benefit Plans

The Company has migrated its retirement benefits from defined-benefit pension plans to defined-contribution retirement plans, utilizing its current 401(k) plan.

Defined-Benefit Plans

The Company sponsors two qualified defined-benefit pension plans that cover substantially all employees. A third defined-benefit pension plan is non-qualified and covered certain executive officers of the Company. The Company also sponsors a defined-contribution 401(k) plan that covers substantially all employees.

In 2007, the Company amended its hourly and salaried defined-benefit pension plans so that employees no longer accrue benefits under them effective December 31, 2007. This action “froze” the benefits for all employees and prevented future hires from joining the plans, effective December 31, 2007. Currently, the Company provides supplemental discretionary contributions to substantially all employees’ individual 401(k) accounts.

Minimum cash contributions of  $1.7 million were required for the defined-benefit plans for 2010. The Company contributed  $2 million to the defined-benefit plans in both 2010 and 2009.

In future years, the Company may again be required to make cash contributions to the two defined-benefit pension plans. The annual contributions will be based on the amount of the unfunded plan liabilities derived from the frozen benefits and will not include liabilities for any future accrued benefits for any new or existing participants. The total amount of these future cash contributions will depend on the investment returns generated by the plans’ assets and the then-applicable discount rates used to calculate the plans’ liabilities.

The Company plans to contribute approximately  $2 million in 2011, but will increase the amount of the contribution if required to do so. The intent of these contributions is to reduce the amount of time that the Company will be required to continue to operate the frozen plans. The ongoing cost of running the plans (even if frozen) is approximately  $0.2 million per year, which includes PBGC premiums, actuary and audit fees, and other expenses.

The measurement dates of the assets and liabilities of all plans presented for 2010 and 2009 were December 31, 2010 and December 31, 2009, respectively.

In the first quarter of 2009, the Company settled  $2.1 million of pension liabilities through the purchases of group annuities. This transaction resulted in an insignificant actuarial gain.

Summarized information on the Company’s defined-benefit pension plans is as follows:

Obligations and Funded Status at December 31	2010	2009

Change in Benefit Obligation
Benefit obligation at beginning of year	$64,140	$60,326
Service cost	-	-
Interest cost	3,576	3,735
Actuarial loss	3,694	4,821
Benefits paid	(2,617)	(4,742)
Benefit obligation at end of year	68,793	64,140

Change in Plan Assets
Fair value of plan assets at beginning of year	51,946	43,380
Actual return on plan assets	7,940	11,154
Employer contributions	2,155	2,154
Benefits paid	(2,617)	(4,742)
Fair value of plan assets at end of year	59,424	51,946

Funded Status
Funded status	(9,369)	(12,194)
Unrecognized net actuarial loss	31,691	32,841
Unrecognized prior service cost	-	-
Net amount recognized	$22,322	$20,647

Weighted Average Assumptions for the years ended December 31,	2010	2009
Discount rate	5.75%	6.25%
Expected long-term return on plan assets	8.00%	8.00%
Rate of compensation increases	N/A	N/A

Components of Net Periodic Pension Cost	2010	2009
Service cost	$-	$-
Interest cost	3,576	3,735
Expected return on assets	(4,127)	(3,361)
Recognized gains	1,031	1,253
Prior service cost recognized	-	6
Net periodic pension cost	$480	$1,633

Amounts Recognized on the Balance Sheet	2010	2009
Accrued benefit liability	$(9,369)	$(12,194)
Accumulated other comprehensive loss, net of tax	19,648	20,362
Deferred tax asset	12,043	12,479
	$22,322	$20,647

Weighted Average Assumptions as of December 31,	2010	2009
Discount rate	5.25%	5.75%
Rate of compensation increases	N/A	N/A

Information for Pension Plans with an Accumulated Benefit Obligation in excess of plan assets	2010	2009
Projected benefit obligation	$68,793	$64,140
Accumulated benefit obligation	$68,793	$64,140
Fair value of plan assets	$59,424	$51,946

Pension Weighted Average Asset Allocations as of December 31,	2010	2009
Debt securities	26%	29%
Equity securities	68%	65%
Real estate	5%	5%
Money market funds	1%	1%
	100%	100%

The estimated future benefit payments for the defined-benefit plans for each of the next five years and the total amount for years six through ten, are as follows: 2011- $3.0 million, 2012- $3.2 million, 2013- $3.4 million, 2014- $3.6 million, 2015- $3.8 million and for the five year period ending 2020- $20.8 million.

The Company determines the expected return on plan assets based on the target asset allocations. In addition, the historical returns of the plan assets are also considered in arriving at the expected rate of return.

The Company recorded an additional minimum pension liability adjustment, net of tax, which increased comprehensive income by  $0.7 million and  $2.6 million in 2010 and 2009, respectively, and decreased comprehensive income by  $9.6 million in 2008.

Plan Assets

The current investment objective is to produce income and long-term appreciation through a target asset allocation of 35% debt securities and other fixed income investments including cash and short-term instruments, and 65% equity investments, to provide for the current and future benefit payments of the plans. The pension plans are not invested in the common stock of the Company.

The Company adopted the provisions of ASC 820.10 which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The Company has determined that all financial assets of both its defined-benefit pension plans are level 2 in the fair value hierarchy established by ASC 820.10. The valuation of level 2 assets are based on inputs, other than quoted prices in active markets, that are either directly or indirectly observable for the assets.

The disclosures focus on the inputs used to measure fair value. The following is a description of the valuation methodologies used to measure the plans’ assets at fair value:

Pooled separate accounts: Valued at the net asset value (“NAV”) of units held by the plans at year end, which is determined by aggregating the quoted market values of the underlying assets.

Money market funds: Valued at the NAV of shares held by the plans at year end, which is generally intended to approximate one dollar per share.

The following table sets forth the defined-benefit plans’ assets at fair value:

December 31,	2010	2009

Pooled separate accounts:
Equity securities:
U.S. small cap equity funds	$7,190	$5,929
U.S. mid-cap equity funds	16,987	14,659
U.S. large-cap equity funds	5,700	5,342
International equity funds	10,866	8,502
Domestic real estate funds	3,013	2,439
Fixed income securities:
Corporate bond funds	15,615	15,014
Money market fund	53	61
	$59,424	$51,946

Defined-Contribution Plans

Prior to 2007, the Company also sponsored two qualified defined-contribution plans that covered substantially all of its hourly and salaried employees. Effective January 1, 2007, the qualified defined-contribution plans were merged into a single 401(k) plan. Under the terms of the 401(k) plan, the Company matches a certain portion of employee contributions. Expenses related to matching employee contributions to the 401(k) plan were  $1.8 million,  $1.8 million and  $1.3 million in 2010, 2009 and 2008, respectively.

Additionally, in 2010, 2009 and 2008 the Company provided supplemental discretionary contributions to the individual 401(k) accounts of substantially all employees. Each employee received a supplemental contribution to their account based on a uniform percentage of qualifying base compensation established annually. The cost of these supplemental contributions totaled  $1.8 million,  $1.7 million and  $1.4 million in 2010, 2009 and 2008, respectively.

Non-Qualified Plan

The Company also sponsors a non-qualified defined-contribution plan, the Supplemental Executive Retirement Plan, which covered certain of its salaried employees. In the first quarter of 2008, the Company made lump sum benefit payments to two participants in this plan. These payments, which totaled  $2.1 million, represented the actuarially determined present value of the participants’ accrued benefit as of the date of payment. Only one participant, who is retired, remains in this plan.

Other Operating Expenses (Income), Net	12 Months Ended
Dec. 31, 2010
Other Income and Other Expense [Abstract]
Other Operating Expenses (Income), net
9.          Other Operating Expenses (Income), net

Other operating expenses (income), net consist of the following:

Year ended December 31,	2010	2009	2008

Loss (gain) on sale of operating assets (a)	$22	$(45)	$(95)
Frozen defined-benefit pension plan expense (income)	398	1,537	(745)
Total other operating expenses (income), net	$420	$1,492	$(840)

(a)	The gain on sale of operating assets was generated primarily from the sale of used machinery and equipment related to firearms.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes Paid, Net [Abstract]
Income Taxes
10.          Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2006.

The Federal and state income tax provision consisted of the following:

Year ended December 31,	2010		2009		2008
	Current	Deferred	Current	Deferred	Current	Deferred
Federal	$11,675	$1,112	$13,572	$230	$3,298	$1,057
State	2,814	293	3,005	50	721	236
	$14,489	$1,405	$16,577	$280	$4,019	$1,293

The effective income tax rate varied from the statutory federal income tax rate as follows:

Year ended December 31,	2010	2009	2008
Statutory Federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of Federal tax benefit	4.6	4.5	4.5
Domestic production activities deduction	(2.7)	(2.1)	(2.1)
Other items	(0.9)	0.6	0.6
Effective income tax rate	36.0%	38.0%	38.0%

Significant components of the Company’s deferred tax assets and liabilities are as follows:

December 31,	2010	2009
Deferred tax assets:
Product liability	$368	$791
Employee compensation and benefits	3,222	3,527
Allowances for doubtful accounts and discounts	859	732
Depreciation	-	213
Inventories	603	1,114
Additional minimum pension liability	12,043	12,479
Stock-based compensation	1,840	939
Asset impairment charges	117	122
Product safety modification charges	32	34
Other	95	253
Total deferred tax assets	19,179	20,204
Deferred tax liabilities:
Pension plans	8,134	7,919
Depreciation	629	-
Other	193	202
Total deferred tax liabilities	8,956	8,121
Net deferred tax assets	$10,223	$12,083

Changes in deferred tax assets relating to the additional minimum pension liability are not charged to expense and are therefore not included in the deferred tax provision; instead they are charged to other comprehensive income.

The Company made income tax payments of approximately  $14.6 million,  $18.9 million, and  $0.0 million, during 2010, 2009, and 2008, respectively. The Company expects to realize its deferred tax assets through tax deductions against future taxable income or carry back against taxes previously paid. In 2009, the Company received a tax refund of  $1.4 million related to the exercise of stock options in prior years.

The Company does not believe it has included any “uncertain tax positions” in its federal income tax return or any of the state income tax returns it is currently filing. The Company has made an evaluation of the potential impact of additional state taxes being assessed by jurisdictions in which the Company does not currently consider itself liable. The Company does not anticipate that such additional taxes, if any, would result in a material change to its financial position. However, the Company anticipates that it is more likely than not that additional federal and state tax liabilities in the range of  $0.2 million to  $0.4 million exist. The Company has recorded  $0.4 million relating to these additional federal and state income taxes. These amounts are included in income taxes payable at December 31, 2010 and 2009. The Company has included interest and penalties related to uncertain tax positions as a component of its provision for taxes.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Share
11.          Earnings Per Share

Set forth below is a reconciliation of the numerator and denominator for basic and diluted earnings per share calculations for the periods indicated:

Year ended December 31,	2010	2009	2008

Numerator:
Net income	$28,255	$27,503	$8,666
Denominator:
Weighted average number of common shares outstanding – Basic	19,032,557	19,061,321	20,069,200
Dilutive effect of options and restricted stock units outstanding under the Company’s employee compensation plans	266,636	259,735	15,400
Weighted average number of common shares outstanding – Diluted	19,299,193	19,321,056	20,084,600

The dilutive effect of outstanding options and restricted stock units is calculated using the treasury stock method. The weighted average number of common shares outstanding decreased from the previous year in 2010 and 2009 as a result of the Company’s stock repurchase plans, which were authorized by the Board of Directors in 2008 and 2010. See Note 12 for further information.

The following average numbers of stock options are anti-dilutive and therefore are not included in the diluted earnings per share calculation:

Year ended December 31,	2010	2009	2008

Average number of stock options	-	456,250	1,282,250

There are no anti-dilutive stock options in 2010 because the closing price of the Company’s stock on December 31, 2010 exceeded the strike price of all outstanding options on that date.

Stock Repurchases	12 Months Ended
Dec. 31, 2010
Stock Repurchases [Abstract]
Stock Repurchases
12.          Stock Repurchases

In the third quarter of 2010 the Company repurchased shares of its common stock. Details of these purchases are as follows:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Dollar Value of Shares that May Yet Be Purchased Under the Program
8/3/10-8/31/10	339,000	$14.08	339,000
9/1/10-9/22/10	73,000	$12.92	73,000
Total	412,000	$13.83	412,000	$10,000,000

In 2009, the Company repurchased 2,400 shares of its common stock, representing 0.1% of the then outstanding shares, in the open market at an average price of  $6.03 per share.

In 2008, the Company repurchased 1,535,000 shares of its common stock, representing 7.5% of the then outstanding shares, in the open market at an average price of  $6.57 per share.

All of these purchases were made with cash held by the Company and no debt was incurred.

At December 31, 2010,  $10.0 million remained authorized for share repurchases.

Compensation Plans	12 Months Ended
Dec. 31, 2010
Disclosure of Compensation Related Costs Share-based Payments [Abstract]
Compensation Plans
13.          Compensation Plans

In 1998, the Company adopted, and in May 1999 the shareholders approved, the 1998 Stock Incentive Plan (the “1998 Plan”) under which employees were granted options to purchase shares of the Company’s Common Stock and stock appreciation rights. The Company reserved 2,000,000 shares for issuance under the 1998 Plan. These options have an exercise price equal to the fair market value of the shares of the Company at the date of grant, become vested ratably over five years, and expire ten years from the date of grant. In April 2007, all reserved shares for which a stock option had not been granted under the 1998 Plan were deregistered. No further stock options or stock will be granted under the 1998 Plan.

On December 18, 2000, the Company adopted, and in May 2001 the shareholders approved, the 2001 Stock Option Plan for Non-Employee Directors (the “2001 Plan”) under which non-employee directors were granted options to purchase shares of the Company’s authorized but unissued stock. The Company reserved 200,000 shares for issuance under the 2001 Plan. Options granted under the 2001 Plan have an exercise price equal to the fair market value of the shares of the Company at the date of grant and expire ten years from the date of grant. Twenty-five percent of the options vest immediately upon grant and the remaining options vest ratably over three years. In April 2007, all reserved shares for which a stock option had not been granted under the 2001 Plan were deregistered. No further stock options or stock will be granted under the 2001 Plan.

In April 2007, the Company adopted and the shareholders approved the 2007 Stock Incentive Plan (the “2007 SIP”) under which employees, independent contractors, and non-employee directors may be granted stock options, restricted stock, deferred stock awards, restricted stock units, and stock appreciation rights, any of which may or may not require the achievement of performance objectives. Vesting requirements are determined by the Compensation Committee or the Board of Directors. The Company reserved 2,550,000 shares for issuance under the 2007 SIP. At December 31, 2010, an aggregate of 1,535,000 shares remain available for grant under the Plan.

Compensation expense related to stock options is recognized based on the grant-date fair value of the awards estimated using the Black-Scholes option pricing model. Compensation expense related to deferred stock, restricted stock, and restricted stock units is recognized based on the grant-date fair value of the Company’s common stock. The total stock-based compensation cost included in the Statements of Income was  $2.6 million,  $4.2 million and  $0.4 million in 2010, 2009 and 2008, respectively. The 2009 expense was unusually high because performance based stock options and restricted stock units that had been granted over several years vested in 2009 as a result of the operating performance in 2009.

Stock Options

For purposes of determining the fair value of stock option awards, the Company uses the Black-Scholes option pricing model and the assumptions set forth in the table below.

	2010	2009	2008
Dividend yield	0.0%	0.0%	0.0%
Expected volatility	40.0%	41.0%	47.6%
Risk free rate of return	4.0%	4.0%	4.0%
Expected lives	6.7 years	8.0 years	7.5 years

The estimated fair value of options granted is subject to the assumptions made and if the assumptions changed, the estimated fair value amounts could be significantly different.

The following table summarizes the stock option activity of the Plans:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Life (Years)
Outstanding at December 31, 2007	1,091,250	$9.44	$3.91	7.4
Granted	359,000	8.10	4.39	8.4
Exercised	-	-	-	-
Canceled	(30,000)	13.39	5.64	7.5
Outstanding at December 31, 2008	1,420,250	9.02	3.99	7.0
Granted	115,900	8.69	4.57	9.3
Exercised	(38,000)	8.73	2.56	4.1
Canceled	-	-	-	-
Outstanding at December 31, 2009	1,498,150	9.00	4.13	7.1
Granted	40,000	9.70	4.80	9.0
Exercised	(366,000)	8.11	3.15	4.5
Canceled	-	-	-	-
Outstanding at December 31, 2010	1,172,150	9.30	4.46	6.7
Exercisable Options Outstanding at December 31, 2010	878,150	9.46	4.51	6.6
Non-Vested Options Outstanding at December 31, 2010	294,000	$8.84	$4.34	6.8

At December 31, 2010, the aggregate intrinsic value of all options, including exercisable options, was  $7.5 million.

At December 31, 2010, there was  $1.4 million of unrecognized compensation cost related to stock options that is expected to be recognized over a weighted-average period of 3.0 years.

Deferred Stock

Deferred stock awards vest based on the passage of time or the Company’s attainment of performance objectives. Upon vesting, these awards convert one-for-one to common stock.

In 2008, 18,222 deferred stock awards were issued to non-employee directors that vested in April 2009.

In 2009, 13,360 deferred stock awards were issued to non-employee directors that vested in April 2010.

In 2010, 12,902 deferred stock awards were issued to non-employee directors that will vest in April 2011 and 17,331 deferred stock awards were issued to non-employee directors that will vest in April 2013.

Compensation expense related to these awards is amortized ratably over the vesting period. Compensation expense related to these awards was  $0.3 million,  $0.2 million and  $0.2 million in 2010, 2009 and 2008, respectively.

Restricted Stock Units

Beginning in the second quarter of 2009, the Company began granting restricted stock units in lieu of incentive stock options to senior employees. The vesting of these RSU’s is dependent on the achievement of various corporate objectives established by the Compensation Committee of the Board of Directors.

During 2010, 76,000 restricted stock units were issued. Compensation costs related to these restricted stock units was  $1.1 million, all of which was recognized in 2010 because the performance objectives were attained and the awards became fully vested.

During 2009, 60,100 restricted stock units were issued. Compensation costs related to these restricted stock units was  $0.7 million, all of which was recognized in 2009 because the performance objectives were attained and the awards became fully vested.

Operating Segment Information	12 Months Ended
Dec. 31, 2010
Segment Reporting Disclosure [Abstract]
Operating Segment Information
14.          Operating Segment Information

The Company has two reportable operating segments: firearms and investment castings. The firearms segment manufactures and sells rifles, pistols, revolvers, and shotguns principally to a select number of licensed independent wholesale distributors primarily located in the United States. The investment castings segment manufactures and sells steel investment castings.

Corporate segment income relates to interest income on short-term investments, the sale of non-operating assets, and other non-operating activities. Corporate segment assets consist of cash and short-term investments and other non-operating assets.

The Company evaluates performance and allocates resources, in part, based on profit and loss before taxes. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies (see Note 1). Intersegment sales are recorded at the Company’s cost plus a fixed profit percentage.

Year ended December 31,	2010	2009	2008
Net Sales
Firearms	$251,680	$266,566	$174,416
Castings
Unaffiliated	3,526	4,419	7,067
Intersegment	14,677	16,159	10,135
	18,203	20,578	17,202
Eliminations	(14,677)	(16,159)	(10,135)
	$255,206	$270,985	$181,483
Income (Loss) Before Income Taxes
Firearms	$48,160	$46,339	$18,614
Castings	(1,637)	(443)	(2,836)
Corporate	(2,374)	(1,536)	(1,800)
	$44,149	$44,360	$13,978
Identifiable Assets
Firearms	$82,179	$66,011	$63,042
Castings	4,683	4,643	4,842
Corporate	70,899	71,025	44,876
	$157,761	$141,679	$112,760
Depreciation
Firearms	$8,502	$6,561	$4,515
Castings	705	739	850
	$9,207	$7,300	$5,365
Capital Expenditures
Firearms	$18,904	$13,045	$8,972
Castings	505	774	516
	$19,409	$13,819	$9,488

In 2010, the Company’s largest customers and the percent of total sales they represented were as follows: Jerry’s/Ellett Brothers-16%; Davidson’s-12%; Lipsey’s-11% and Sports South-11%.

In 2009, the Company’s largest customers and the percent of total sales they represented were as follows: Jerry’s/Ellett Brothers-16%; Davidson’s-11%; Lipsey’s-11%; Sports South-11% and Big Rock-10%.

In 2008, the Company’s largest customers and the percent of total sales they represented were as follows: Jerry’s/Ellett Brothers-17%; Lipsey’s-12%; Sports South-11% and Davidson’s-10%.

The Company’s assets are located entirely in the United States and domestic sales represent greater than 94% of total sales in 2010, 2009, and 2008.

Quarterly Results Of Operations (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data [Abstract]
Quarterly Results of Operations (Unaudited)
15.          Quarterly Results of Operations (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations for the two years ended December 31, 2010:

	Three Months Ended
	4/03/10	7/03/10	10/02/10	12/31/10
Net Sales	$68,276	$64,389	$58,401	$64,138
Gross profit	23,131	21,740	18,583	20,527
Net income	8,316	8,184	6,041	5,713
Basic earnings per share	0.44	0.43	0.32	0.30
Diluted earnings per share	$0.43	$0.42	$0.31	$.30

	Three Months Ended
	4/04/09	7/04/09	10/03/09	12/31/09
Net Sales	$63,529	$72,390	$71,186	$63,879
Gross profit	19,526	25,032	21,782	21,265
Net income	5,807	8,680	7,108	5,908
Basic earnings per share	0.30	0.46	0.37	0.31
Diluted earnings per share	$0.30	$0.45	$0.37	$0.30

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions Disclosure [Abstract]
Related Party Transactions
16.          Related Party Transactions

In the first quarter of 2008, the Company made lump sum pension benefit payments to William B. Ruger, Jr., the former Chairman and Chief Executive Officer of the Company, and Stephen L. Sanetti, the former President of the Company. These payments totaled  $2.1 million, which represented the actuarially determined present value of the accrued benefits payable to these individuals under the Supplementary Executive Retirement Plan as of the date of payment.

Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Contingent Liabilities
17.          Contingent Liabilities

As of December 31, 2010, the Company was a defendant in approximately four (4) lawsuits and a counter-defendant in one lawsuit. The Company is aware of certain other such claims.

Lawsuits involving the Company’s products generally fall into one of two categories:

(i)
Those that claim damages from the Company related to allegedly defective product design and/or manufacture which stem from a specific incident. Pending lawsuits and claims are based principally on the theory of “strict liability” but also may be based on negligence, breach of warranty, and other legal theories; or

(ii)
Those brought by cities or other governmental entities, and individuals against firearms manufacturers, distributors and retailers seeking to recover damages allegedly arising out of the misuse of firearms by third-parties in the commission of homicides, suicides and other shootings involving juveniles and adults.

As to lawsuits of the first type, management believes that, in every case involving firearms, the allegations are unfounded, and that the shootings and any results therefrom were due to negligence or misuse of the firearms by third-parties or the claimant, and that there should be no recovery against the Company.

The only remaining lawsuit of the second type is the lawsuit filed by the City of Gary. The complaint in that case seeks damages, among other things, for the costs of medical care, police and emergency services, public health services, and other services as well as punitive damages. In addition, nuisance abatement and/or injunctive relief is sought to change the design, manufacture, marketing and distribution practices of the various defendants. The suit alleges, among other claims, negligence in the design of products, public nuisance, negligent distribution and marketing, negligence per se and deceptive advertising. The case does not allege a specific injury to a specific individual as a result of the misuse or use of any of the Company’s products. Market share allegations have been held inapplicable by the Indiana Supreme Court.

The Indiana Court of Appeals affirmed the dismissal of the Gary case by the trial court, but the Indiana Supreme Court reversed this dismissal and remanded the case for discovery proceedings on December 23, 2003. On November 23, 2005, the defendants filed a motion to dismiss pursuant to the PLCAA. The state court judge held the PLCAA unconstitutional and the defendants filed a motion with the Indiana Court of Appeals asking it to accept interlocutory appeal on the issue, which appeal was accepted on February 5, 2007. On October 29, 2007, the Indiana Appellate Court affirmed, holding that the PLCAA does not apply to the City’s claims. A petition for rehearing was filed in the Appellate Court and denied on January 9, 2008. On February 8, 2008, a Petition to Transfer the appeal to the Supreme Court of Indiana was filed. The petition was denied on January 13, 2009 and the case was remanded to the trial court. No trial date has been set.

In addition to the foregoing, on August 18, 2009, the Company was served with a complaint captioned Steamfitters Local 449 Pension Fund, on Behalf of Itself and All Others Similarly Situated v. Sturm, Ruger & Co. Inc., et al. pending in the United States District Court for the District of Connecticut. The complaint seeks unspecified damages for alleged violations of the Securities Exchange Act of 1934 and is a purported class action on behalf of purchasers of the Company’s common stock between April 23, 2007 and October 29, 2007. On October 9, 2009, the Company waived service of a complaint captioned Alan R. Herrett, Individually and On Behalf of All Others Similarly Situated v. Sturm, Ruger & Co. Inc., et al. pending in the United States District Court for the District of Connecticut. This matter is based upon the same facts and basic allegations set forth in the Steamfitters Local 449 Pension Fund litigation. On October 12, 2009, a motion to consolidate the two actions was filed by counsel for the Steamfitters. On January 11, 2010, the court entered an order consolidating the two matters. A consolidated amended complaint was filed on March 11, 2010. The defendants, including the Company, filed a motion to dismiss on April 26, 2010 and plaintiffs filed a response on June 18, 2010. Defendants then filed a reply in support of the motion on July 19, 2010. Oral argument was held on November 22, 2010. On February 4, 2011, the Court entered an order granting the motion to dismiss in part and denying it in part. The matter is ongoing and no scheduling order has yet been entered.

Punitive damages, as well as compensatory damages, are demanded in certain of the lawsuits and claims. Aggregate claimed amounts presently exceed product liability accruals and applicable insurance coverage. For claims made after July 10, 2000, coverage is provided on an annual basis for losses exceeding  $5 million per claim, or an aggregate maximum loss of  $10 million annually, except for certain new claims which might be brought by governments or municipalities after July 10, 2000, which are excluded from coverage.

The Company management monitors the status of known claims and the product liability accrual, which includes amounts for asserted and unasserted claims. While it is not possible to forecast the outcome of litigation or the timing of costs, in the opinion of management, after consultation with special and corporate counsel, it is not reasonably possible that litigation, including punitive damage claims, will have a material adverse effect on the financial position of the Company, but may have a material impact on the Company’s financial results for a particular period.

Product liability claim payments are made when appropriate if, as, and when claimants and the Company reach agreement upon an amount to finally resolve all claims. Legal costs are paid as the lawsuits and claims develop, the timing of which may vary greatly from case to case. A time schedule cannot be determined in advance with any reliability concerning when payments will be made in any given case.

Provision is made for product liability claims based upon many factors related to the severity of the alleged injury and potential liability exposure, based upon prior claim experience. Because our experience in defending these lawsuits and claims is that unfavorable outcomes are typically not probable or estimable, only in rare cases is an accrual established for such costs. In most cases, an accrual is established only for estimated legal defense costs. Product liability accruals are periodically reviewed to reflect then-current estimates of possible liabilities and expenses incurred to date and reasonably anticipated in the future. Threatened product liability claims are reflected in our product liability accrual on the same basis as actual claims; i.e., an accrual is made for reasonably anticipated possible liability and claims-handling expenses on an ongoing basis.

A range of reasonably possible loss relating to unfavorable outcomes cannot be made. However, in product liability cases in which a dollar amount of damages is claimed, the amount of damages claimed, which totaled  $0.0 million and  $7.7 million at December 31, 2010 and 2009, respectively, are set forth as an indication of possible maximum liability that the Company might be required to incur in these cases (regardless of the likelihood or reasonable probability of any or all of this amount being awarded to claimants) as a result of adverse judgments that are sustained on appeal.

As of December 31, 2010 and 2009, the Company was a defendant in 1 and 3 lawsuits, respectively, involving its products and is aware of other such claims. As of December 31, 2010 and 2009, there were 1 and 2 ongoing lawsuits, respectively, from which the Company was dismissed, though the dismissals were not final. During the year ended December 31, 2010 and 2009, respectively, 0 and 2 claims were filed against the Company, 1 and 2 claims were dismissed, and 2 and 1 claims were settled.

The Company’s product liability expense was negligible in 2010, and  $1.6 million in 2009. This expense includes the cost of outside legal fees, insurance, and other expenses incurred in the management and defense of product liability matters.

A roll-forward of the product liability reserve and detail of product liability expense for the three years ended December 31, 2010 follows:

Balance Sheet Roll-forward for Product Liability Reserve

			Cash Payments
	Balance Beginning of Year (a)	Accrued Legal Expense (Income) (b)	Legal Fees (c)	Settlements (d)	Balance End of Year (a)

2008	$1,933	$176	$(358)	$(7)	$1,744

2009	1,744	873	(274)	(261)	2,082

2010	2,082	(834)	(64)	(162)	1,022

Income Statement Detail for Product Liability Expense

	Accrued Legal Expense (b)	Insurance Premium Expense (e)	Total Product Liability Expense

2008	$176	$739	$915

2009	873	745	1,618

2010	(834)	843	9

Notes

(a)
The beginning and ending liability balances represent accrued legal fees only. Settlements and administrative costs are expensed as incurred. Only in rare instances is an accrual established for settlements.

(b)
The expense accrued in the liability is for legal fees only. In 2010, the costs incurred related to cases that were settled or dismissed were less than the amounts accrued for these cases in prior years.

(c)	Legal fees represent payments to outside counsel related to product liability matters.

(d)	Settlements represent payments made to plaintiffs or allegedly injured parties in exchange for a full and complete release of liability.

(e)	Insurance expense represents the cost of insurance premiums.

There were no insurance recoveries during any of the above years.

Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments
18.           Financial Instruments

The Company does not hold or issue financial instruments for trading or hedging purposes, nor does it hold interest rate, leveraged, or other types of derivative financial instruments. Fair values of short-term investments, accounts receivable, accounts payable, accrued expenses and income taxes payable reflected in the December 31, 2010 and 2009 balance sheets approximate carrying values at those dates.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events Disclosure [Abstract]
Subsequent Events
19.           Subsequent Events

In January, 2011 the Company repurchased 133,400 shares of its common stock, representing 0.7% of the then outstanding shares, in the open market at an average price of  $14.98 per share. These purchases were made with cash held by the Company and no debt was incurred.

On February 15, 2011, the Company declared a dividend of 5.0¢ per share to shareholders of record on March 11, 2011.

The Company’s management has evaluated transactions occurring subsequent to December 31, 2010 and determined that there were no events or transactions during that period that would have a material impact on the Company’s results of operations or financial position.

Schedule Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule of Valuation and Qualifying Accounts Disclosure [Abstract]
Schedule II-Valuation and Qualifying Accounts
Schedule II—Valuation and Qualifying Accounts

(In Thousands)

COL. A	COL. B	COL. C		COL. D		COL. E
		ADDITIONS
Description	Balance at Beginning of Period	(1) Charged (Credited) to Costs and Expenses	(2) Charged to Other Accounts–Describe	Deductions		Balance at End of Period

Deductions from asset accounts:
Allowance for doubtful accounts:
Year ended December 31, 2010	$209	$68				$277
Year ended December 31, 2009	$126	$92		$9	(a)	$209
Year ended December 31, 2008	$127			$1	(a)	$126

Allowance for discounts:
Year ended December 31, 2010	$492	$5,520		$5,385	(b)	$627
Year ended December 31, 2009	$449	$4,869		$4,826	(b)	$492
Year ended December 31, 2008	$233	$1,370		$1,154	(b)	$449

Excess and obsolete inventory reserve:
Year ended December 31, 2010	$2,727	$(1,057)		$125	(c)	$1,545
Year ended December 31, 2009	$3,569	$239		$1,081	(c)	$2,727
Year ended December 31, 2008	$4,143	$1,163		$1,737	(c)	$3,569

(a)           Accounts written off
(b)           Discounts taken
(c)           Inventory written off